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                            SUBOCCUPANCY AGREEMENT

   THIS Suboccupancy Agreement ("SOA") is made as of the 26th day of February, 1997, by and between COLLEGE GOLF CENTER PARTNERSHIP, a California general partnership (hereinafter referred to as "Sublandlord") and PALM DESERT FAMILY GOLF CENTERS, INC., a Delaware corporation (hereinafter collectively referred to as "Subtenant") with regard to the following facts.

                                   RECITALS

   A. Sublandlord is the "Operator" under that certain Joint Occupancy Agreement dated June 15, 1995, as amended by that certain First Amendment dated July 1, 1995, Second Amendment dated September 8, 1995, and Third Amendment dated December 13, 1996 (collectively "Master Occupancy Agreement"), with The Desert Community College District of Riverside County, California ("District"), (a copy of which Master Occupancy Agreement is attached hereto as Exhibit A and by this reference made a part hereof) concerning certain Premises more particularly described in the Asset Purchase Agreement of even date herewith, by and between Sublandlord and Subtenant ("Agreement").

   B. Subtenant desires to sublease from Sublandlord the Premises and Sublandlord has agreed to sublease the Premises to Subtenant upon the terms, covenants and conditions herein set forth.

   C. Capitalized terms used herein and otherwise defined shall have the meaning assigned to such terms in the Agreement.

                                  AGREEMENT

   In consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

   1. Sublease. Sublandlord hereby subleases and demises to Subtenant and Subtenant hereby hires and takes from Sublandlord the Premises.

   2. Term. The Term of this SOA shall commence as of the date hereof and shall end, unless sooner terminated as provided in the Master Occupancy Agreement, on July 31, 2000, subject to Section 9 below.

   3. Rent.

   (a) Base Rent. The base rent payable under this SOA shall equal the "Fixed Rent" payable under the Master Occupancy Agreement, provided, however, Subtenant shall not be required to pay any installment of such base rent to Sublandlord
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unless and until Sublandlord has delivered evidence to Subtenant that
Sublandlord has paid such Base Rent to the District (i.e. Sublandlord shall pay the District such rent in advance and Subtenant shall pay such rent to Sublandlord in arrears). Sublandlord shall deliver Subtenant evidence of Sublandlord's payment of each monthly Fixed Rent payment obligation to the District at least fifteen (15) days prior to the due date thereof. If Sublandlord fails to deliver Subtenant evidence of such payment within three
(3) business days after Subtenant's notice to Sublandlord that Subtenant has failed to timely receive evidence of such payment, Subtenant may pay such rent payment directly to the District. In addition to such Base Rent, Subtenant shall pay to the District all other payments and charges payable by Operator under the Master Occupancy Agreement, including by not limited to, Percentage Rental as and when required to be paid under the Master Occupancy Agreement.

   (b) Overage Rent. In addition to such Fixed Rent, Subtenant shall pay to Sublandlord, during the term hereof, overage rent in the monthly amount of Two Hundred Thirty-Three Dollars ($233.00) which amount shall be payable to Sublandlord, without notice, on the first day of each month during the term.

   4. Master Occupancy Agreement. Subtenant and this SOA shall be subject in all respects to the terms of, and the rights of the District under, the Master Occupancy Agreement. Subject to Section 6 hereof, the covenants, agreements, terms and provisions of the Master Occupancy Agreement insofar are made a part of and incorporated into this SOA as if recited herein in full, and Subtenant shall perform and comply with all of the covenants, agreements, terms and provisions of Operator under the Master Occupancy Agreement. As between the parties hereto only, in the event of a conflict between the terms of the Master Occupancy Agreement and the terms of this SOA, the terms of this SOA shall control.

   5. Performance Under Master Occupancy Agreement.

     5.1 Subtenant recognizes that Sublandlord is not in a position to render any of the services or to perform any of the obligations required of Sublandlord by the terms of this SOA. Therefore, subtenant shall not have any claim against Sublandlord by reason of the District's failure or refusal to comply with any of the provisions of the Master Occupancy Agreement unless such failure or refusal is a result of Sublandlord's act or failure to act. Subtenant covenants and warrants that it fully understands and agrees to be subject to and bound by all of the covenants, agreements, terms, provisions and conditions of the Master Occupancy Agreement, except as modified herein. Furthermore, Subtenant and Sublandlrod further covenant not to take any action or do or perform any act or fail to perform any act which would result in the failure or breach of any of the covenants, agreements, terms, provisions or conditions of the Master Occupancy Agreement on the part of the Operator thereunder.

     5.2 Sublandlord covenants as follows: (i) not to voluntarily terminate the Master Occupancy Agreement, (ii) not to modify the Master Occupancy Agreement,
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    and (iii) to take all actions reasonably necessary to preserve the Master
    Occupancy Agreement.

   6. Variations from Master Occupancy Agreement. The following covenants, agreements, terms, provisions and conditions of the Master Occupancy Agreement are hereby modified or not incorporated herein:

     6.1 Rent shall be payable in the manner described in Section 3 above.

     6.2 Any notice which may or shall be given by either party hereunder shall be either delivered personally or sent by certified mail, return receipt requested, addressed to the party for whom it is intended at the addresses set forth in the Agreement, or to such other address as may have been designated in a notice given in accordance with the provisions of this Section 6.2

     6.3 Sublandlord shall deliver the Premises to Subtenant in its current "as is" condition subject to the covenants, representations and warranties set forth in the Agreement.

     6.4 Subtenant shall carry all of the insurance required under the Master Occupancy Agreement and Sublandlord shall be named as an additional insured under its liability policy.

   7. Indemnity. Subtenant hereby agrees to indemnify and hold Sublandlord harmless from and against any and all claims, losses and damages, including, without limitation, reasonable attorneys' fees and disbursements, which may at any time be asserted against Sublandlord by (a) the District for failure of Subtenant to perform any of the covenants, agreements, terms, provisions or conditions contained in the Master Occupancy Agreement which by reason of the provisions of this SOA Subtenant is obligated to perform, or (b) any person by reason of Subtenant's use and/or occupancy of the Premises. The provisions of this Section 7 shall survive the expiration or earlier termination of the Master Occupancy Agreement and/or this SOA, except to the extent any of the foregoing is caused by or due to the negligence or willful misconduct of Sublandlord. Sublandlord shall indemnity and hold Subtenant harmless from and against any and all claims, losses and damages, including without limitation reasonable attorneys' fees and disbursements which arise due to the negligence or willful misconduct of Sublandlord.

   8. Assignment or Subletting. Subject further to all of the rights of the District under the Master Occupancy Agreement and the restrictions contained in the Master Occupancy Agreement and the restrictions contained in the Master Occupancy Agreement, Subtenant shall not be entitled to assign this SOA or to sublet all or any portion of the Premises without the prior written consent of Sublandlord, which consent will not be unreasonably withheld, conditioned or delayed by Sublandlord.
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   9. Assignment Option. For the consideration set forth below, Sublandlord hereby grants to Subtenant the option to acquire all of Sublandlord's right, title and interest in the Premises and the Master Occupancy Agreement effective as of the date which is five (5) years after the date hereof. To exercise such option, Subtenant shall give Sublandlord written notice of such exercise on or prior to the date which five (5) years after the date hereof. Notwithstanding the foregoing, Sublandlord shall have the right to require Subtenant to exercise such option at any time during the term hereof upon thirty (30) days prior written notice in which event such assignment shall occur on or before the date which is forty-five (45) days after Sublandlord's delivery of such notice. The consideration for such option shall equal Four Hundred and Ninety Thousand Dollars ($490,000). Four Hundred and Forty Thousand Dollars ($440,000) of such option consideration shall be nonrefundable and shall be payable to Sublandlord, in cash, on the date hereof with the remaining Fifty Thousand Dollars ($50,000) to be payable, in cash, on the effective date of the assignment, subject to Subtenant's offset rights set forth in Section 10 of the Agreement. Sublandlord shall execute and deliver to Subtenant any and all documents reasonably requested by Subtenant to evidence the assignment of all of Sublandlord's right, title and interest in the Premises and under the Master Occupancy Agreement to Subtenant at the time of such assignment. The obligations of this Section 9 shall survive the expiration or early termination of this SOA. Upon such assignment, this SOA shall be null and void.

   10. Severability. If any term or provision of this SOA or the application thereof to any person or circumstances shall, to any extent, be invalid and unenforceable, the remainder of this SOA or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term or provision of this SOA shall be valid and be enforced to the fullest extent permitted by law.

   11. Entire Agreement; Waiver. This SOA and the Agreement contain the entire agreement between the parties hereto and shall be binding upon and inure to the benefit of their respective heirs, representatives, successors and permitted assigns. Any agreement hereinafter made shall be ineffective to change, modify, waive, release, discharge, terminate or effect an abandonment hereof, in whole or in part, unless such agreement is in writing and signed by the parties hereto.

   12. Further Assurances. The parties hereto agree that each of them, upon the request of the other party, shall execute and deliver, in recordable form if necessary, such further documents, instruments or agreements and shall take such further action that may be necessary or appropriate to effectuate the purposes of this SOA.

   13. Governing Law. This SOA shall be governed by and in all respects construed in accordance with the internal laws of the State of California.
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   14. Consent of District. The validity of this SOA shall be subject to the
District's prior written consent hereto pursuant to the terms of the Master Occupancy Agreement.

   15. Counterparts. This SOA may be executed in multiple counterparts, all of which together shall constitute one and the same agreement.

   16. Quiet Enjoyment. Sublandlrod agrees that upon Subtenant paying rent and observing and performing all obligations under this SOA Subtenant shall quietly have, hold and enjoy the Premises without hindrance by or from Sublandlord.

   17. Remedies. Notwithstanding any rights and remedies at law or in equity, in the event of Subtenant's default hereunder Sublandlord shall only have the right to collect monetary damages from Subtenant. In no event shall Sublandlord have the right to terminate this SOA.

   18. Guaranty. This SOA is subject to and conditional upon Subtenant's delivery to Sublandlord of a Guaranty of SOA in the form of Exhibit B attached hereto, which shall be fully executed by Family Golf Centers, Inc., a Delaware corporation.
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   IN WITNESS WHEREOF, the parties hereto have caused this SOA to be executed as of the day and year first above written.

   "SUBLANDLORD"

                                            COLLEGE GOLF CENTER PARTNERSHIP,
                                            a California general partnership

                                            By: Lynn Shackelford, Inc.
                                            By:
                                                -----------------------------
                                                Name: Lynn Shackelford
                                                Title: President
                                                By: COLLEGE GOLF CENTER LLC
                                                    By: REGOLF CORP., its
                                                    member
                                                    By:
                                                    -------------------------
                                                    Name: George Pappas
                                                    Title: President

   "SUBTENANT"

                                            PALM DESERT FAMILY GOLF CENTERS,
                                            INC., a Delaware corporation
                                                By:
                                                    -------------------------
                                                     Its:
                                                By:
                                                    -------------------------
                                                     Its: